UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2023 (June 6, 2023)

Global Business Travel Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39576	98-0598290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 3rd Avenue, 4th Floor

New York, New York 10017
(Address of principal executive offices) (Zip Code)

(646) 344-1290
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	GBTG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Global Business Travel Group, Inc. (the “Company”) held its annual meeting of stockholders on June 6, 2023 (the “Annual Meeting”). The following proposals were submitted to the stockholders at the Annual Meeting:

To elect three Class I directors to serve for a three-year term of office expiring at the 2026 annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal;

To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

To approve the advisory vote on the compensation of our named executive officers; and

To vote, on an advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers.

The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2023.

The number of shares of common stock entitled to vote at the Annual Meeting was 463,947,473, consisting of 69,498,992 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and 394,448,481 shares of the Company’s Class B common stock, par value $0.0001 per share (together with the Class A Common Stock, the “common stock”). Each share of common stock was entitled to one vote.

The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 430,708,096. The following proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting, and the voting results were as follows:

(1)	Election of Directors: The three nominees named in the Company’s 2023 proxy statement were elected to serve a three-year term expiring at the 2026 annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Paul Abbott	427,108,435	1,064,731	1,610	2,533,320
Eric Hart	427,040,903	1,129,472	4,401	2,533,320
Kathleen Winters	427,106,792	1,062,604	5,380	2,533,320

(2)	Ratification of Appointment of Independent Registered Accounting Firm: The appointment of KPMG LLP to serve as the Company’s independent registered accounting firm for fiscal year 2023 was ratified as follows:

FOR	AGAINST	ABSTAIN
430,692,978	14,898	220

(3)	Advisory Approval of the Compensation of our Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2023 proxy statement, was approved by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
427,131,862	1,024,200	18,714	2,533,320

(4)	Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation: A majority of the Company’s shareholders recommended, on a non-binding advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers on a three-year basis, by the votes set forth in the table below:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
6,830,238	10,713	421,326,327	7,498	2,533,320

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s Board of Directors, that the Company will include an advisory vote on the compensation of the Company’s named executive officers in its proxy materials every three years until the next required vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Business Travel Group, Inc.

By:	/s/ Eric J. Bock
Name: Eric J. Bock
Title: Chief Legal Officer, Global Head of M&A and Compliance and Corporate Secretary

Date: June 9, 2023